LCI Industries Investor Presentation May 2022 1 LCI INDUSTRIES INVESTOR PRESENTATION November 2024

Forward-Looking Statements This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, commodity prices, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of future pandemics, geopolitical tensions, armed conflicts, or natural disaster, on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on Form 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the Appendix to this presentation. This presentation also includes certain forward-looking non-GAAP financial measures, such as forward-looking targets for net debt to EBITDA leverage. The Company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because the Company is unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. 2

LCI at a Glance Global leader in supplying engineered components to the outdoor recreation and transportation markets * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Key Metrics Q3 2024 YOY Q3 Change FY 2023 Net Sales $915M (5)% $3,785M Diluted EPS $1.39 36% $2.52 EBITDA* $85M 8% $255M Operating Margin 5.9% 110 BPS 3.3% Free Cash Flow* (TTM) $358M (17)% $465M Content per Towable RV Unit (LTM) $5,147 (1)% $5,058 3

LCI at a Glance Over the last three decades, LCI has strategically diversified operations into the RV adjacent market, aftermarket and marine industry; leaning into outdoor lifestyle movement * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 4

LCI Overview Our industry-leading brands and core competencies 7 Core Competencies Metal Fabrication & Welding Lamination Glass Fabrication Cut & Sew Power & Motion Systems Electronics Plastics Forming Applicable Across a Number of Customer Segments Recreational Vehicle Marine Transit & School Bus Equestrian & Cargo Trailers Heavy & Light Trucking Housing & Building Products Other (e.g. Rail and Industrials) OEMs Aftermarket 5

LCI Overview 6 Multiple key differentiators advancing our leading position throughout our markets • Experienced leadership team with substantial industry knowledge • Centralized base in Indiana keeps leadership close with team members, supporting cohesive culture • 100,000+ retail customer interactions each month through best-in-class support team • Unmatched customer and market share retention over last 25 years • Industry-leading content growth due to demand for innovative offerings • Creating critical products with unique features sought out by customers • Successfully executed 75+ acquisitions to expand competitive footprint • Focused on growth in non-RV OEM markets Building the best teams with the best leaders Developing lasting customer relationships Building and delivering innovative products Diversifying and expanding our product segments

Expanding Addressable Markets $12 billion in combined growth opportunities driven by our focus on innovation, customer satisfaction, and strategic M&A Unlocking value through diversification: (1) "Market Opportunity" amounts represent Management's estimate of the size of the addressable market based on current products and pricing as of 2Q24, excluding the Company's current net sales to those markets. Market opportunities are based on Management's estimate of normalized industry volumes. RV OEM market opportunity is based on estimated annual wholesale production of 400,000 units. (2) "LCI Current Market Share" percentages are based on Management's estimates as of June 30, 2024. ($ in millions) 2023 Net Sales Additional Market Opportunity(1) LCI Current Market Share(2) RV OEM $1,471 $1,375 ~60% Marine OEM $352 $500 ~45% Aftermarket $814 $6,335 ~13% International and Adjacent $1,148 $3,840 ~23% 7

Key Strategic Opportunities Our long-term growth is guided by execution against five strategic pillars: 8 INNOVATION AS A CULTURE QUALITY LEADERSHIP & CULTURE CUSTOMER EXPERIENCE SAFETY

Customers are adding new products showcased at Open House to latest RV models, supporting content growth Innovation Driving Growth 9 New Porch Concepts Dealer/Customer Ride-Alongs: Helux Pin Box, TCS & ABS Experiences Larger Window and Glass ApplicationsNew Patented Bi-Fold Sundeck

Dedication to Quality Reputation for safe and reliable products enabling continued market share growth • Quality of our products leads to reduced warranty expenses and strong customer relationships, driving new business to increase our market share Focus on automation to maintain quality while supporting profitability • Continuing to invest in high return areas such as automation, driving product quality at scale and long-term margin expansion 10 Committed to delivering high-quality products, supported by ongoing focus on operational improvements Leveraging external industry knowledge to improve our teams, drive improvement • Adding experienced team members in key areas of quality, continuous improvement, and automation

Leadership & Culture We strive to drive superior returns to all of our teams...our PEOPLE, our CUSTOMERS and our SHAREHOLDERS 1 1 Striving to Lead • A passion to win, coupled with a robust growth strategy, drives us to be a leader in every market we enter • Strong cultural underpinning has helped reduce turnover, improve safety and service, and drive better efficiency Fostering Leadership and Leveraging our Culture to Grow • Our workforce is our largest engine for growth, and we are focused on equipping the next generation of leaders to drive our business forward • Our Leadership Development Team is committed to cultivating stronger leaders and a healthier culture, serving as trainers, coaches, and trusted advisors throughout the organization

Improving the Customer Experience for all • Employing listening strategies across various customer touch points including end consumer, dealer, and OEM to create meaningful and desired improvements to products, processes, and services • Supporting nearly two million interactions through our Customer Care Center maintaining a 4.8/5 satisfaction rating Leader in Customer Experience Leveraging feedback to improve • Approximately 20,000 members in Lippert Scouts online community • Closed loop feedback methods enhance innovation capabilities • Annual satisfaction studies completed to empower enterprise improvement roadmaps that provide improved experience for our B2B Customers 12 Providing support whenever, wherever • Care Center dedicated to providing 24/7 support on technical needs, parts ordering, and product information • Launched RV Owner School in 2022 to teach RVers practical, hands-on knowledge for use and maintenance across the country • Rich library of videos and documentation for every product, use, and installation gaining over 2.5 million visits in 2023

Utilizing "Take 5" safety rally cry across Lippert • Company-wide initiative for all Lippert team members to take 5 seconds to Stop, Identify, and Assess hazards within daily duties • Emphasizes importance of controlling and communicating risk at all levels, creating a safer working environment and improving product quality Implementing Global Safety Initiatives focused on hazard recognition to foster a safer workplace • Reducing risks and injuries through initiatives focused on proactive hazard recognition, control, and communication ◦ Job Hazard Assessment, Safety GEMBA Walk, Forklift Leader Training, Enhanced Leader Training • Ongoing monthly safety training for our team members Prioritization of Health & Safety 13 Building a Safety Culture of Excellence to protect our team members, customers, and communities

ESG Focus Areas Driving long-term value creation through progress on ESG initiatives. Commitment to Sustainability Data monitoring and clean energy investment • Disclosure of scope 1 and 2 greenhouse gas emissions and data on energy consumption, waste management and recycling; CSR reported with reference to GRI framework • Development supporting the use of clean energy, such as the EV towable RV chassis, Li-Series electric bike, portable solar panel and solar batteries Environmental, Health & Safety Addressing top priorities of our stakeholders • Management level ESG committee is closely pursuing increasing global sustainability compliance and regulatory requirements • Developed efforts to enhance supply chain transparency • Three locations certified with Environmental Management System (EMS) and 17 certified with Quality Management System (QMS); plans to expand both certifications through 2024 Corporate Governance Robust oversight on major ESG topics • Commitment to best corporate governance practices such as Board independence, separation of CEO and Chair roles, and Board diversity ◦ 30% Gender diverse Board • Updated governance charters to add human capital oversight and expand on cybersecurity oversight • Strong ESG Ratings: AA (MSCI) and 1 (ISS GQS) Social & Community Involvement Strive to create meaningful change and inspire a culture of giving • 1 million+ hours of community service within LCI communities since 2017 • $1.1 million+ in donations to support community needs in 2023 • Held over 750 community engagement events • Received the 2024 Community Impact Award from Culture of Good 14

OUR BUSINESS

NA RV OEM Net Sales (in thousands) 16 North American RV OEM Performance & Key Drivers • Gaining market share year-to-date in top 5 RV OEM product categories -- appliances, awnings, chassis, furniture, and windows • New product introductions remain a key driver behind content expansion • Lippert components on model year 2025 builds are expected to boost organic content growth in the coming year • RVIA projecting ~345,000 wholesale shipments in 2025 which translates to over $100 million in additional sales at current content numbers

Innovation Driving RV Content Growth, Share Gains 17 YoY Towable Content Growth (LTM) Key 2025 Model Year Product Wins Sequential Towable Content Growth (LTM) Touring Coil Suspension Furrion® 18K Chill Cube Air Conditioner * "Other" includes impact of RV unit shipments versus industry production, index sales price adjustments, and the impact of acquisitions and divestitures New Window Designs and Integrated Shades

18 Marine OEM - Net Sales Marine OEM Net Sales (in thousands) Performance & Key Drivers • Marine industry pressured by current dealer inventory levels, inflation, and elevated interest rates impacting retail customers • Focused on continued innovation in the marine markets with products like our shallow anchor systems, thrusters, seating, and electric biminis

Performance & Key Drivers • Automotive aftermarket continues to drive performance, offsetting the RV and Marine aftermarkets which remain softened • Driving growth with retail partnerships to promote brand recognition • Meeting heightened repair and replacement demand as RV ownership has reached record levels in recent years ◦ 2021 and 2022 model year units are exiting warranty period and shifting into aftermarket sales opportunity • Focused on continued innovation, guided by customer feedback, to drive product improvement and portfolio expansion 19 Aftermarket Segment Aftermarket Net Sales (in thousands)

Performance & Key Drivers ◦ Expanding presence in transportation and building markets through new and existing product offerings that support an array of end markets: ▪ Supplying axles to top trailer brands, which produce 500K+ utility and cargo trailers annually ▪ Adding windows in off-road vehicles, school buses, manufactured housing, and residential to drive growth ▪ Offering additional upgrades for products, like our ABS and touring coil suspensions, to utility trailers 20 Adjacent Industries - Net Sales *Excludes North American OEM Marine net sales NA OEM Adjacent Net Sales* (in thousands)

21 International Business - Net Sales Performance & Key Drivers • European RV and marine markets have softened, partially offset by sustained strength in rail market • Focused on expanding market share in the international RV, Marine, and Rail markets using the same products and playbook that made us a leader in North America • Leading global OEMs are utilizing Lippert's Technical Excellence Center for product design and innovation within rail market • Product introductions like Polyplastic's energy-saving DoubleCOOL doors for commercial refrigeration supporting expansion into new, premium markets International Net Sales (in thousands)

Diversification and content expansion enabling market share gains and strong cash generation Financial Overview * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 22

Q3 2024 Financial Performance * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. 23 -5% +38% +110 bps +8%

Leveraging Strengths to Win Market Share • Delivering innovative products through leading, nimble manufacturing capabilities • Building upon long-term customer relationships to expand product offerings and bundle multiple product categories • Focusing on content and market share growth across our business Growth Strategy Winning through our diversified portfolio, cutting-edge innovation, and best-in-class service Capital Allocation Strategy • Focusing on strategic acquisitions to expand presence in existing markets • Investing in R&D and innovation to drive profitable growth • Returning capital to shareholders Continue Execution of our Diversification Strategy • Expanding market share beyond our RV OEM channel to increase stability and deliver shareholder value • Enhancing our offerings in the outdoor recreation, transportation, and building products industries • Working to capture market share in approximately $12 billion of combined addressable opportunities across our business 24

As of and for the nine months ended September 30 Liquidity and Cash Flow 2024 2023 Cash and Cash Equivalents $161M $31M Remaining Availability under Revolving Credit Facility(1) $383M $179M Capital Expenditures $31M $50M Dividends $80M $80M Debt / Net Income (TTM) 6.3x 18.4x Net Debt/EBITDA (TTM)(2) 2.0x 3.8x Cash from Operating Activities $264M $389M Free Cash Flow(2) $232M $339M 1 Remaining availability under the revolving credit facility is subject to covenant restrictions. 2 Additional information regarding net debt to EBITDA and free cash flow, as well as a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, is provided in the Appendix. 25 Healthy balance sheet with ample liquidity enables execution of strategic priorities

Capital Deployment Strategy Financial Overview Acquisitions that align to strategy and financial targets Disciplined reinvestment to drive growth Return capital to shareholders Reduce leverage Attractive dividend yield Opportunistic share repurchases Target net debt / EBITDA leverage of 1.5x Historical Use of Cash Cash Priorities 26

Over 75 acquisitions • Majority of last 30 acquisitions focused outside of North American RV industry Looking for: • Great leadership • Product innovation • Consistency with our core manufacturing disciplines • Favorable competitive landscape • Opportunities in RV, Aftermarket, Marine, and Transportation markets Typical synergies to improve EBITDA turns 2x • Purchasing power • Cross-selling opportunities • Capital infusion to drive growth Acquisition Strategy Financial Overview LCI’s acquisition strategy has driven significant, long-term revenue growth and further diversified the business Recent Acquisitions 27

Consolidated Financials Appendix ($ in millions except per share data) 2017 2018 2019 2020 2021 2022 2023 Net Sales $ 2,148 $ 2,476 $ 2,371 $ 2,796 $ 4,473 $ 5,207 $ 3,785 Operating Profit $ 214 $ 199 $ 200 $ 223 $ 398 $ 553 $ 123 % of Sales 10.0% 8.0% 8.4% 8.0% 8.9% 10.6% 3.3% Net Income $ 133 $ 149 $ 147 $ 158 $ 288 $ 395 $ 64 Diluted EPS $ 5.24 $ 5.83 $ 5.84 $ 6.27 $ 11.32 $ 15.48 $ 2.52 Cash Dividends (per share) $ 2.05 $ 2.35 $ 2.55 $ 2.80 $ 3.45 $ 4.05 $ 4.20 29

Balance Sheet Appendix *Debt increase in 2019, 2020, and 2021 due to funding acquisitions and liquidity for COVID-19 shutdowns. ($ in millions) 2017 2018 2019 2020 2021 2022 2023 Cash & Equivalents $ 26 $ 15 $ 35 $ 52 $ 63 $ 47 $ 66 Accounts Receivable 82 122 200 269 320 214 215 Inventory 275 341 394 494 1,096 1,030 768 Other Assets 563 766 1,234 1,483 1,809 1,956 1,910 Total Assets $ 946 $ 1,244 $ 1,863 $ 2,298 $ 3,288 $ 3,247 $ 2,959 Accounts Payable $ 79 $ 78 $ 99 $ 185 $ 282 $ 144 $ 184 Total Debt* 50 294 631 738 1,303 1,119 847 Other Liabilities 164 166 332 467 610 603 573 Total Liabilities $ 293 $ 538 $ 1,062 $ 1,390 $ 2,195 $ 1,866 $ 1,604 Total Equity $ 653 $ 706 $ 801 $ 908 $ 1,093 $ 1,381 $ 1,355 30

EBITDA Reconciliation of Non-GAAP Measures Appendix EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization expense. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. Three Months Ended September 30, Year Ended December 31, ($ in thousands) 2024 2023 2018 2019 2020 2021 2022 2023 Net Income $ 35,612 $ 25,887 $ 148,551 $ 146,509 $ 158,440 $ 287,739 $ 394,974 $ 64,195 Interest Expense, Net 6,516 10,325 6,436 8,796 13,453 16,366 27,573 40,424 Provision for Income Taxes 11,760 9,378 43,801 44,905 51,041 94,305 130,481 18,809 Depreciation and Amortization 31,272 33,269 67,526 75,358 97,980 112,320 129,212 131,768 EBITDA $ 85,160 $ 78,859 $ 266,314 $ 275,568 $ 320,914 $ 510,730 $ 682,240 $ 255,196 31

Leverage ratio (net debt to EBITDA) Reconciliation of Non-GAAP Measures Appendix The Leverage Ratio (or Net Debt to EBITDA ratio) is a non-GAAP measure of the use of debt. The Leverage Ratio is calculated by dividing the total of long-term indebtedness, plus current portion of long-term debt, less cash and cash equivalents, by EBITDA. EBITDA, which is also a non-GAAP financial measure, is defined as the trailing twelve months earnings before interest, taxes, depreciation, and amortization. The Company uses the Leverage Ratio (or Net Debt to EBITDA ratio) as a metric to assess liquidity and the flexibility of its balance sheet. Consistent with other liquidity metrics, the Company monitors the Leverage Ratio as a measure to determine the appropriate level of debt the Company believes is optimal to operate its business, and accordingly, to quantify debt capacity available for strategic capital allocation and deployment through investments in the business (capital expenditures, acquisitions, and strategic investments) and for returning capital to the shareholders (dividends and share repurchases). The priorities for capital allocation and deployment will change as circumstances dictate for the business, and the Leverage Ratio can be significantly impacted by the amount and timing of large expenditures requiring debt financing, as well as changes in profitability. The Leverage Ratio is a non-GAAP measure and should not be considered an alternative to cash flows provided by operating activities as a measure of liquidity. The Company's calculation of the Leverage Ratio may differ from similar calculations used by other companies, and therefore, comparability may be limited. The GAAP measure of Total Debt to Net Income ratio is calculated by dividing total debt by net income. As of and for the Twelve Months Ended ($ in thousands) September 30, 2024 September 30, 2023 Long-term Indebtedness $ 822,322 $ 908,245 Current Portion of Long-Term Debt 222 566 Total Debt 822,544 908,811 Less: Cash and Cash Equivalents 161,184 31,242 Net Debt $ 661,360 $ 877,569 Net Income, as reported GAAP $ 130,943 $ 49,443 Add back: Interest Expense, Net 33,255 39,188 Income Taxes 40,526 9,139 Depreciation and Amortization 128,950 132,064 EBITDA $ 333,674 $ 229,834 Net Debt to EBITDA Ratio 2.0 x 3.8 x Total Debt to Net Income Ratio 6.3 x 18.4 x 32

Free cash flow Reconciliation of Non-GAAP Measures Appendix Free cash flow is a non-GAAP measure of liquidity, calculated by subtracting capital expenditures from net cash flows provided by operating activities. The Company considers free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures. A limitation of the utility of free cash flow as a measure of the Company's financial performance and liquidity is that it does not represent the total increase or decrease in the Company's cash balance for the period. In addition, it is important to note that other companies, including companies in the same industry, may not use free cash flow, may calculate free cash flow in a different manner than the Company does, or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of free cash flow as a comparative measure. A reconciliation of free cash flow to net cash flows provided by operating activities, the most directly comparable financial measure calculated and presented in accordance with GAAP, is provided above. ($ in millions) 2018 2019 2020 2021 2022 2023 YTD Q3 2023 YTD Q3 2024 Q3 2023 TTM Q3 2024 TTM Net Cash Flows Provided by (Used in) Operating Activities $ 156.6 $ 269.5 $ 231.4 $ (111.6) $ 602.5 $ 527.2 $ 389.3 $ 263.7 $ 506.3 $ 401.6 Less: Capital Expenditures 119.8 58.2 57.3 98.5 130.6 62.2 50.1 31.4 77.0 43.5 Free Cash Flow $ 36.8 $ 211.3 $ 174.1 $ (210.1) $ 471.9 $ 465.0 $ 339.2 $ 232.3 $ 429.3 $ 358.1 33

34 Appendix